UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 22, 2010 – November 30, 2011

Item 1.  Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2011

Annual Report

Emerging Markets Income Fund

Distribution Policy

November 30, 2011

Stone Harbor Emerging Markets Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2011 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (EDF) began operations on December 22, 2010. The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging market countries, including investments in sovereign external debt, sovereign local market debt, and corporate debt from emerging market issuers.

On balance, 2011 has been a challenging year for credit-focused investors. Hopes for a continuation of 2010’s economic recovery waned as convincing signs of a slowdown in global growth surfaced by mid-year. Markets became overwhelmed by the risks of fiscal deficits in developed nations and the inability of politicians to offer acceptable solutions. Fears of European sovereign debt defaults and the capital insufficiency of the Continent’s banks caused markets to become extremely volatile. Investors fled from “risky” credit-focused assets, seeking the safety of Treasuries and the US dollar.

While growth in emerging markets has slowed in line with weakness in developed countries, we continue to stand by our investment thesis that the growth advantage of most emerging market countries, as well as the fiscal and monetary policy flexibility they enjoy favors emerging markets debt investments over those in advanced economies. The weakness in emerging markets debt this year, particularly in local currency and corporate debt, has, in our view, created compelling income-generating investment opportunities. Integral to our investment process is our focus on identifying improving credits within the sovereign, corporate and local currency emerging bond markets.

We have learned over the years that, at times, it is beneficial to invest when others are selling, and to do so on the basis of intensive fundamental research. Our positions in EDF today have been taken with this view in mind. While markets have not proven all our convictions correct in this period, we believe that the fundamental value in our holdings will be realized over time. We appreciate your trust in our ability to navigate these difficult markets and hope you will continue to find our Fund to be an attractive vehicle to capitalize on growth economies in a low interest rate environment.

Performance Review

The total return on net asset value (NAV) of EDF from inception on December 22, 2010 to November 30, 2011 was -0.47%. On a market value basis1, the Fund’s total return was -3.41% for the same period. We believe this result was the product of a challenging external environment in which returns on the three major sectors of the emerging markets (EM) debt asset class reflected investors’ fears about a global downturn in growth, as well as the potential for policy errors in Europe, the US and China, concerns that grew more acute in the final months of the year. EDF continued to invest in the external sovereign, corporate and local currency emerging markets debt sectors, shifting allocations between these sectors based on the portfolio management team’s views on risks and opportunities. From the inception of EDF until fiscal year-end November 30, 2011, the returns on these sectors were 6.45%, 1.66%, and 1.46%, respectively2.

For the reporting period3, the decisions that most impacted EDF’s performance were our allocations to corporate and local currency debt in several key countries. Due to the market downturns in September and November, these allocations reduced the overall return of the Fund. We also employed leverage to enhance returns. During the performance period, leverage consisted primarily of borrowings using short-term reverse repurchase agreements through which the Fund loans securities with the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.62% per annum. The level of gross leverage reached a maximum of 23.4% of total assets in February and a minimum of 14.7% in July. By the end of the reporting period, leverage was 21.3%. The Fund management team varied borrowing levels to reflect the team’s outlook on EM debt markets, increasing borrowings when it felt opportunities had increased and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

Market Review

Total returns for emerging markets debt reflected how global investors reconciled strong emerging market fundamentals with the weakening outlook for many advanced countries, particularly those in Europe’s southern periphery. Until August, total returns in all three market segments were strong and positive. While growth slowed in line with the global trend, EM countries in aggregate continued to exhibit strength in frequently reported industrial production figures; growth rates through the end of the second quarter of 2011 suggested that most EM economies remained significantly more robust than those in the developed world. Importantly, China registered a growth rate of 9.6% in the second quarter4. Lower fiscal deficits in most EM countries and greater policy flexibility than in advanced economies, also supported EM debt markets throughout this period.

Among the three sectors of emerging markets debt, local currency debt was the clear outperformer until the end of August, albeit with bouts of volatility in April, June and July. See Figure 1, which maps the progression of total returns for the three market sectors since inception of the Fund. By mid-August, markets began to worry more intensely about a return to recession in the US and Europe’s debt crisis reached new depths. EM

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2011 (Unaudited)

foreign exchange markets also reacted violently to Standard & Poor’s downgrade of US Treasury debt ratings on August 5, but EM currencies and local bond prices remained relatively firm. External sovereign bond prices also remained relatively stable. It was only in the corporate bond segment that a downward move in bond prices that began at the end of July continued through August and extended losses in September. The sub-sector of the market with the worst returns was non-investment grade corporate debt.5

Figure 1. Total returns for sectors of emerging markets debt: external sovereign, corporate and local currency, December 22, 2010 to November 30, 2011.6

Source: JP Morgan Chase, Bloomberg.

The trigger for the sharp downturn in all sectors of EM debt in September was the rise in concerns relating to the solvency of large European banks, notably those in France, but also in Italy, Spain and Austria. Despite official intervention such as the Fed’s ‘Operation Twist,7 and the reestablishment of FX swap lines between G-10 central banks, market participants scaled back their risk exposure, including EM currencies and fixed income markets. Our benchmark for EM local currency bonds declined -9.83% in September, the largest drawdown since October 2008 and the second biggest loss since the index began in 2003.8 brunt of the decline was due to weaker EM currencies relative to the US dollar, as local interest rates remained relatively stable.

Corporate debt from emerging markets also fared poorly in this environment. Idiosyncratic developments in certain credits in China and Kazakhstan were the initial drivers of weakness in corporate debt, but the sell-off in September was broad-based, characterized by selling of both high yield and investment grade corporate credits, but particularly of non-investment grade bonds (those rated below Baa3/BBB). While we believe that many EM companies had demonstrated their ability to diversify funding sources and maintain liquidity during market downturns in the 2007-2008 financial crisis, this fact seemed to provide little support. The broad market for corporate bonds from emerging markets fell nearly 9% in total return from early August to early October, while the non-investment grade segment declined by over 17% in the same period.9

During the market’s downturn in August and September, rising US Treasury bond prices supported external debt markets. The fact that most emerging countries had little need to access capital markets for funding provided technical support, but credit spreads, which reflect the market’s assessment of default risk (higher spread = more default risk), increased in all countries that comprise the JP Morgan EMBI Global Diversified. The reason for the widening, in our view, was not deterioration in fundamental credit quality, but rather the speed of change of US Treasury yields and risk sentiment. We believe that the credit spread widening created attractive investment opportunities.

Annual Report | November 30, 2011	3

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2011 (Unaudited)

EDF is positioned well, in our opinion, for an eventual market recovery. Our current view is that the sovereign debt crisis in Europe will eventually be solved by European policymakers, who slowly are coming to the conclusion that the concept of a common currency is untenable without consolidation of fiscal authority across the euro zone’s member states. Clearly, the risks of policy error remain significant. We also believe that the United States’ economy is on its way toward a slow recovery; US interest rates are likely to remain low for an extended period of time. China’s ability to engineer a soft landing for its economy, we think, will be significantly aided by policies that favor continued, unprecedented levels of government investment to support growth, particularly in the upcoming year which features a transition in political leadership. While we expect growth in EM countries to slow from last year’s pace, our forecasts suggest that growth, as well as the policy flexibility in many EM countries will continue to strongly support the case for investing in the EDF portfolio.

The risks to our relatively benign outlook on emerging market debt, outlined in our semi-annual letter six months ago, remain in place today:

1.	Europe fails to provide a comprehensive solution to the sovereign debt and financial crises in Italy, Spain, Greece, Ireland and Portugal.
2.	The US economy slips back into recession.
3.	China’s economy weakens, producing a “hard landing” of sub 7% annual growth rate. Commodity prices drop sharply in response.
4.	EM policy makers engage in trade wars in an effort to counteract the economic effects of a falling US dollar.
5.	EM central banks fall behind in their efforts to curb inflation.
6.	US interest rates move sharply higher reflecting rising fiscal deficits.
7.	Conflict in the Middle East leads to oil supply shocks.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through its allocation and security selection processes. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

The reduction in our allocation to local currency debt reflects the potential for rising macroeconomic tail risks, particularly in Europe. However, we believe that the most likely scenarios going forward favor a recovery in emerging markets debt given the current growth and credit dynamics, particularly when compared to advanced economies. We continue to believe that investing in EDF offers a very attractive means of capitalizing on further improvements in credit quality in emerging markets.

We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDF in the next six months.

Sincerely,

Thomas W. Brock

Chairman of the Board of Trustees

[1]

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

[2]

JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure.

[3]	The reporting period is defined as inception of EDF on December 22, 2010 through November 30, 2011.
[4]	Source: JP Morgan Chase, Bloomberg.
[5]	As defined above, emerging markets corporate debt is represented by JP Morgan CEMBI Broad Diversified.
[6]

As defined above, emerging markets external sovereign debt is represented by JP Morgan EMBI Global Diversified, emerging markets corporate debt by JP Morgan CEMBI Broad Diversified and emerging markets local currency debt by JP Morgan GBI-EM Global Diversified. Source: JP Morgan Chase, Bloomberg.

[7]

Operation Twist is a policy, originally from the 1960’s but revived in September 2011, implemented by the Federal Reserve, which involves the selling of short-term Treasuries by the central bank in exchange for the same amount in longer-term bonds, thereby lowering longer-term interest rates.

[8]	As defined above, emerging markets local currency debt is represented by JP Morgan GBI-EM Global Diversified.
[9]	As defined above, emerging markets corporate debt is represented by JP Morgan CEMBI Broad Diversified. Source: JP Morgan Chase, Bloomberg.

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
November 30, 2011 (Unaudited)

Fund Details
Market Price	$22.38
Net Asset Value (NAV)	$22.03
Premium/(Discount)	1.59%
Current Distribution Rate[1]	9.65%
Net Assets ($ in millions)	$343

Country Allocation (as a % of total net assets)
Country Breakdown	% of TNA
Mexico	16.27%
Brazil	16.23%
Argentina	16.14%
South Africa	14.18%
Venezuela	10.51%
Ukraine	7.54%
Iraq	6.50%
Russia	6.29%
Colombia	4.73%
Indonesia	3.81%
Kazakhstan	2.39%
Malaysia	2.09%
China	1.61%
Jamaica	0.89%
Peru	0.89%
Lithuania	0.72%
Poland	0.71%
Greece	0.62%
United Arab Emirates	0.57%
Dominican Republic	0.56%
Barbados	0.50%
Turkey	0.46%
Croatia	0.43%
Ghana	0.35%
South Korea	0.21%
Philippines	0.17%
Uruguay	0.15%
India	0.05%
Total	115.57%
Money Market Mutual Funds	5.57%
Liabilities in Excess of Other Assets	-21.14%
Total Net Assets	100.00%

Security Type Allocation[2]	Sector Allocation[2]
	Sovereign Local	36.1%
	Sovereign External	30.3%
	Corporate	22.0%
	Net Cash	6.0%
	Regional Breakdown[2]
	Latin America	55.1%
	Europe	15.3%
	Asia	11.6%
	Africa	6.4%
	Middle East	5.6%
	Net Cash	6.0%
	Sovereign Local
	Currency Breakdown[2]
	Argentine Peso	0.8%
	Brazilian Real	9.0%
	Colombian Peso	3.8%
	Mexican Peso	9.5%
	Malaysian Ringgit	1.7%
	Philippine Peso	0.1%
	South African Rand	11.2%
	Total	36.1%

[1]

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

[2]

Based on managed assets including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements. The amounts do not include the $25,000,000 notional value of a credit default swap with unrealized depreciation of $465,173.

Annual Report | November 30, 2011	5

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
November 30, 2011 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JP Morgan Emerging Market Bond Global Diversified Index.

The JP Morgan Emerging Market Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global Index covers 196 instruments across 28 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global Index.

Average Annual Total Returns as of November 30, 2011

	1 Month	3 Months	6 Months	Year-to Date	Since Inception	Inception Date
Stone Harbor Emerging Markets Income Fund - NAV	-3.35%	-8.12%	-7.02%	-0.22%	-0.47%	12/22/10
Stone Harbor Emerging Markets Income Fund – Market Price	-5.79%	-6.23%	-6.30%	-3.41%	-3.41%
JP Morgan EMBI Global Diversified Index	-0.88%	-1.02%	2.25%	6.15%	6.45%
JP Morgan CEMBI Broad Diversified Index	-1.52%	-2.18%	-2.06%	1.46%	1.66%
JP Morgan GBI-EM Global Diversified Index	-3.41%	-8.04%	-6.32%	-0.29%	1.46%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

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Stone Harbor Emerging Markets Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Stone Harbor Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Income Fund (the “Fund”), including the statement of investments, as of November 30, 2011, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period December 22, 2010 (inception) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Income Fund as of November 30, 2011, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period December 22, 2010 (inception) to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2012

Annual Report | November 30, 2011	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 54.50%
Argentina - 13.46%
Republic of Argentina:
	ARS	2.000%	09/30/2014	14,130,375	$2,578,784	(1)
	USD	7.000%	10/03/2015	2,818,135	2,451,621	(2)
	ARS	5.830%	12/31/2033	2,254,203	472,537	(1)
	EUR	7.820%	12/31/2033	15,450,733	12,352,946	(1)
	EUR	7.820%	12/31/2033	31,597,713	25,634,054
	USD	8.280%	12/31/2033	882,576	638,765	(3)
	USD	8.280%	12/31/2033	1,317,278	922,095	(2)
	EUR	0.000%	12/15/2035	8,299,166	1,091,746	(1)

					46,142,548

Brazil - 0.97%
Republic of Brazil:
	USD	4.875%	01/22/2021	1,800,000	1,995,750	(2)
	USD	5.625%	01/07/2041	1,181,000	1,339,549	(2)

					3,335,299

Croatia - 0.43%
Croatian Government	USD	6.375%	03/24/2021	1,637,000	1,461,022	(2)(4)

Ghana - 0.35%
Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,192,778	(2)(5)

Greece - 0.62%
Hellenic Republic Government Bond:
	EUR	5.900%	10/22/2022	2,000,000	691,313
	EUR	4.700%	03/20/2024	2,000,000	700,985
	EUR	4.600%	09/20/2040	2,250,000	751,686

					2,143,984

Lithuania - 0.72%
Republic of Lithuania:
	USD	7.375%	02/11/2020	180,000	192,600	(5)
	USD	6.125%	03/09/2021	2,362,000	2,291,140	(2)(5)

					2,483,740

Malaysia - 2.09%
Malaysian Government:
	MYR	4.262%	09/15/2016	16,400,000	5,381,274
	MYR	4.012%	09/15/2017	5,500,000	1,780,557

					7,161,831

Mexico - 12.96%
Mexican Bonos:
	MXN	8.500%	12/13/2018	121,000,000	10,302,031
	MXN	7.750%	05/29/2031	216,230,000	16,504,459
	MXN	10.000%	11/20/2036	144,160,000	13,437,140
United Mexican States	USD	5.750%	10/12/2110	4,040,000	4,161,200	(2)

					44,404,830

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Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Philippines - 0.17%
Republic of Philippines	PHP	4.950%	01/15/2021	26,000,000	$590,096

Poland - 0.71%
Republic of Poland	USD	5.000%	03/23/2022	2,465,000	2,418,781	(2)

Russia - 4.13%
Russian Federation:
	USD	11.000%	07/24/2018	3,041,000	4,204,183	(2)(5)
	USD	12.750%	06/24/2028	5,704,000	9,939,220	(2)(5)

					14,143,403

South Africa - 14.18%
Republic of South Africa:
	USD	6.875%	05/27/2019	570,000	684,712
	ZAR	7.250%	01/15/2020	135,600,000	16,093,798
	ZAR	7.000%	02/28/2031	311,000,000	31,800,404

					48,578,914

Ukraine - 1.05%
Ukraine Government:
	USD	6.875%	09/23/2015	2,000,000	1,835,000	(2)(4)
	USD	7.750%	09/23/2020	2,000,000	1,750,000	(2)(5)

					3,585,000

Uruguay - 0.15%
Republic of Uruguay	USD	9.250%	05/17/2017	385,000	504,350

Venezuela - 2.51%
Republic of Venezuela	USD	12.750%	08/23/2022	9,791,600	8,616,608	(2)(5)

TOTAL SOVEREIGN DEBT OBLIGATIONS					186,763,184

(Cost $192,205,583)

BANK LOANS - 3.72%(6)

Brazil - 0.53%
Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	1,882,353	1,811,765	(1)

Indonesia - 3.19%
PT Bumi Tranche A	USD	12.000%	03/02/2012	7,157,442	6,083,826	(15)
PT Bumi Tranche B	USD	12.000%	03/02/2012	5,712,558	4,855,674	(15)

					10,939,500

TOTAL BANK LOANS					12,751,265

(Cost $14,752,353)

CORPORATE BONDS - 31.00%
Argentina - 0.65%
Capex SA	USD	10.000%	03/10/2018	1,413,000	1,151,595	(4)

Annual Report | November 30, 2011	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	$410,000	(5)
	USD	9.750%	10/25/2022	511,000	419,020	(4)
Tarjeta Naranja SA	USD	9.000%	01/28/2017	250,000	241,241	(4)

					2,221,856

Barbados - 0.50%
Columbus International, Inc.	USD	11.500%	11/20/2014	1,639,000	1,704,560	(5)

Brazil - 3.67%
Banco Cruzeiro do Sul SA	USD	8.875%	09/22/2020	2,372,000	1,612,960	(5)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	512,000	531,200	(4)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,239,000	1,251,390	(4)
Hypermarcas SA	USD	6.500%	04/20/2021	2,000,000	1,760,000	(4)
Mirabela Nickel Ltd.	USD	8.750%	04/15/2018	297,000	265,815	(4)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	508,000	581,660
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	1,695,000	1,737,375	(5)
OGX Petroleo e Gas Participacoes SA:
	USD	8.500%	06/01/2018	1,000,000	960,000	(5)
	USD	8.500%	06/01/2018	2,332,000	2,238,720	(4)
Virgolino de Oliveira Finance Ltd.	USD	10.500%	01/28/2018	1,700,000	1,640,500	(5)

					12,579,620

China - 1.61%
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	750,000	611,250	(4)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	260,000	201,500	(5)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	1,192,000	959,560	(5)
MIE Holdings Corp.	USD	9.750%	05/12/2016	1,532,000	1,363,480	(4)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	730,000	(5)
West China Cement Ltd.	USD	7.500%	01/25/2016	2,000,000	1,640,000	(4)

					5,505,790

Colombia - 0.30%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	497,391	(4)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	549,752	(4)

					1,047,143

Dominican Republic - 0.56%
Cap Cana SA:
	USD	10.000%	04/30/2016	3,341,111	668,222	(5)(7)
	USD	10.000%	04/30/2016	3,621,970	1,267,690	(5)(7)

					1,935,912

India - 0.05%
Vedanta Resources PLC	USD	9.500%	07/18/2018	200,000	180,000	(5)

Indonesia - 0.62%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	1,876,000	1,181,880	(5)
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	100,000	107,000	(5)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	433,710	(5)
Bumi Investment Pte Ltd.	USD	10.750%	10/06/2017	200,000	196,000	(5)
PT Adaro Indonesia	USD	7.625%	10/22/2019	200,000	212,000	(5)

					2,130,590

10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

	Currency	Rate	Maturity Date	Principal Amount *	Market Value (Expressed in U.S. $)
Jamaica - 0.89%
Digicel Group Ltd.	USD	9.125%	01/15/2015	3,070,000	$3,039,300	(4)

Kazakhstan - 2.39%
BTA Bank JSC	USD	10.750%	07/01/2018	9,526,945	3,143,892	(5)(8)
KazMunayGas National Co.:
	USD	8.375%	07/02/2013	991,000	1,050,460	(5)
	USD	9.125%	07/02/2018	309,000	372,345	(4)
	USD	6.375%	04/09/2021	208,000	219,960	(4)
Zhaikmunai LLP	USD	10.500%	10/19/2015	3,441,000	3,389,385	(5)

					8,176,042

Mexico - 3.31%
BBVA Bancomer SA	USD	4.500%	03/10/2016	404,000	399,960	(5)
Cemex Espana Luxembourg	USD	9.250%	05/12/2020	1,110,000	765,900	(5)
Cemex SAB de CV:
	USD	5.369%	09/30/2015	3,784,000	2,535,280	(1)(4)
	USD	9.000%	01/11/2018	1,260,000	919,800	(5)
	USD	9.000%	01/11/2018	2,983,000	2,177,590	(4)
Geo Maquinaria	USD	9.625%	05/02/2021	5,033,960	4,530,564	(4)

					11,329,094

Peru - 0.89%
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,045,000	(4)

Russia - 2.16%
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	2,384,000	2,223,080	(4)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	7.750%	05/29/2018	3,000,000	3,255,000	(4)
Vimpel Communications Holdings BV	USD	7.504%	03/01/2022	490,000	427,525	(4)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	6.493%	02/02/2016	1,600,000	1,504,000	(5)

					7,409,605

South Korea - 0.21%
Export-Import Bank of Korea	USD	4.375%	09/15/2021	715,000	705,991

Turkey - 0.46%
Yuksel Insaat AS	USD	9.500%	11/10/2015	2,152,000	1,581,720	(5)

Ukraine - 4.16%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,416,000	2,186,480	(4)
Metinvest BV	USD	8.750%	02/14/2018	2,268,000	1,978,830	(4)
MHP SA	USD	10.250%	04/29/2015	1,410,000	1,304,250	(5)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	4,491,000	4,086,810	(4)
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	5,000,000	4,693,750	(2)

					14,250,120

United Arab Emirates - 0.57%
Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	150,000	168,299
	GBP	6.000%	02/01/2017	1,550,000	1,787,367

					1,955,666

Annual Report | November 30, 2011	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Venezuela - 8.00%
Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	32,635,492	$25,374,095	(2)
	USD	5.250%	04/12/2017	3,240,000	2,041,200	(2)

					27,415,295

TOTAL CORPORATE BONDS					106,213,304

(Cost $122,040,208)

PARTICIPATION NOTES - 3.68%
Argentina - 1.35%
Endesa Costanera SA	USD	11.304%	03/30/2012	2,115,430	2,115,430	(1)
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	2,500,000	2,500,000

					4,615,430

Ukraine - 2.33%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	8,909,000	7,995,827	(2)(5)

TOTAL PARTICIPATION NOTES					12,611,257

(Cost $13,833,028)

CREDIT LINKED NOTES - 20.65%
Argentina - 0.68%
Cablevision SA	USD	9.375%	02/12/2018	2,515,000	2,313,800	(9)

Brazil - 11.06%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	19,300,000	10,344,658	(10)
	BRL	10.000%	01/01/2017	38,300,000	20,528,519	(11)
	BRL	10.000%	01/01/2021	3,200,000	1,592,612	(10)
	BRL	10.000%	01/01/2021	4,000,000	2,076,368	(12)
	BRL	10.000%	01/01/2021	6,500,000	3,374,098	(12)

					37,916,255

Colombia - 4.43%
Titulos de Tesoreria -Series B:
	COP	10.000%	07/24/2024	1,375,000,000	836,238	(12)
	COP	10.000%	07/24/2024	23,400,000,000	14,334,347	(12)

					15,170,585

Iraq - 4.48%
Republic of Iraq	JPY	2.447%	01/01/2028	1,846,816,199	15,358,386	(1)(13)

TOTAL CREDIT LINKED NOTES					70,759,026

(Cost $72,494,746)

COMMON STOCK - 2.02%
Iraq - 2.02%
Genel Energy PLC	GBP			500,000	6,903,152	(14)

12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

	Currency	Shares *	Market Value (Expressed in U.S. $)
TOTAL COMMON STOCK			$6,903,152

(Cost $8,089,306)

SHORT TERM INVESTMENTS - 5.57%
Money Market Mutual Funds - 5.57%
Dreyfus Treasury Cash Management
(0.00004% 7-Day Yield)	USD	19,093,736	19,093,736

TOTAL SHORT TERM INVESTMENTS			19,093,736

(Cost $19,093,736)

Total Investments - 121.14%			415,094,924
(Cost $442,508,960)
Liabilities in Excess of Other Assets - (21.14)%			(72,426,750)

Net Assets - 100.00%			$342,668,174

*	The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PHP	-	Philippine Peso
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2011.
(2)	On November 30, 2011, securities valued at $100,478,455 were pledged as collateral for reverse repurchase agreements.
(3)	Pay-in-kind securities.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $45,894,640, which represents approximately 13.39% of net assets of the Fund as of November 30, 2011.

(5)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2011, the aggregate market value of those securities was $64,444,680, which represents approximately 18.81% of the Fund’s net assets.

(6)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2011. Bank Loans, while exempt from registration, under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(7)	Security is currently in default/non-income producing.
(8)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2011.
(9)	The underlying security is issued by Deutsche Bank AG London.
(10)	The underlying security is issued by JP Morgan Chase.
(11)	The underlying security is issued by Barclays Bank PLC.
(12)	The underlying security is issued by Citigroup Global Markets.
(13)	The underlying security is issued by Merrill Lynch.

Annual Report | November 30, 2011	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

(14)	Non-income producing security.
(15)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $10,939,500 which represents approximately 3.19% of net assets as of November 30, 2011.

Common Abbreviations:
AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap, a Dutch private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
JSC	-	Joint Stock Company.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Co.
Pte.	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	-	A variable capital company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
EUR	22,556,816	Sale	12/28/2011	$30,318,492	$142,812
GBP	6,217,000	Sale	12/28/2011	9,751,270	101,121
JPY	1,235,841,000	Sale	12/28/2011	15,947,385	126,714

					$370,647

EUR	10,599,468	Sale	12/28/2011	$14,246,686	$(2,485)

					$(2,485)

The counterparty on all forward foreign currency contracts is JPMorgan Chase & Co.

CREDIT DEFAULT SWAP CONTRACTS ON FOREIGN GOVERNMENT ISSUES - Buy Protection(1)

Counterparty	Reference Obligation	Notional Amount	Market Value	Upfront Premiums Paid	Fixed Deal Rate	Maturity Date	Unrealized Depreciation
Goldman Sachs	Bolivarian Republic of Venezuela	$(25,000,000)	$159,825	$625,000	5.00%	09/20/2012	$(465,175)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2011

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Trade Date	Value
Merrill Lynch, Pierce, Fenner & Smith	0.750%	02/28/2011	$7,936,875
Merrill Lynch, Pierce, Fenner & Smith	0.900%	04/1/2011	4,972,500
Merrill Lynch, Pierce, Fenner & Smith	0.050%	04/1/2011	1,863,000
Merrill Lynch, Pierce, Fenner & Smith	0.700%	04/4/2011	21,888,000
Credit Suisse First Boston	0.500%	04/4/2011	5,144,147
Goldman Sachs & Co.	0.300%	08/24/2011	9,722,745
Goldman Sachs & Co.	0.300%	08/24/2011	4,113,104
Barclays Capital	0.700%	10/6/2011	3,617,820
UBS	0.300%	10/18/2011	15,750,000
Goldman Sachs & Co.	0.250%	11/29/2011	2,313,520
Credit Suisse First Boston	0.500%	11/29/2011	2,138,141
Credit Suisse First Boston	0.500%	11/29/2011	2,075,489
Credit Suisse First Boston	0.250%	11/29/2011	1,816,560
Credit Suisse First Boston	0.950%	11/29/2011	1,799,172
Credit Suisse First Boston	0.950%	11/29/2011	1,787,549
Credit Suisse First Boston	0.750%	11/29/2011	1,638,600
Goldman Sachs & Co.	0.400%	11/29/2011	1,302,718
Goldman Sachs & Co.	0.350%	11/29/2011	1,290,067
Credit Suisse First Boston	0.750%	11/29/2011	1,082,708
Credit Suisse First Boston	0.850%	11/29/2011	835,800

			$93,088,515

All agreements can be repurchased on demand at value plus accrued interest.

Annual Report | November 30, 2011	15

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
November 30, 2011

ASSETS:
Investments at value(1)	$415,094,924
Cash	244,140
Foreign currency, at value (Cost $589,118)	578,395
Unrealized appreciation on forward foreign currency contracts	370,647
Swap premiums paid	625,000
Receivable from broker	1,180,000
Receivable for investments sold	23,973,154
Interest receivable	11,296,995
Prepaid and other assets	1,907
Total Assets	453,365,162

LIABILITIES:
Payable for reverse repurchase agreements	93,088,515
Interest due on reverse repurchase agreements	207,550
Payable for investments purchased	16,099,434
Unrealized depreciation on forward foreign currency contracts	2,485
Unrealized depreciation on credit default swap contract	465,175
Payable for swap contract payments	250,000
Payable to advisor	354,241
Payable to administrator	53,621
Payable for trustee fees	15,591
Other payables	160,376
Total Liabilities	110,696,988
Net Assets	$342,668,174

NET ASSETS CONSIST OF:
Paid-in capital	$370,573,247
Distribution in excess of net investment income	(182,366)
Accumulated net realized loss on investments, securities sold short, credit default swap contracts and foreign currency transactions	(88,928)
Net unrealized depreciation on investments, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies	(27,633,779)
Net Assets	$342,668,174

PRICING OF SHARES:
Net Assets	$342,668,174
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,557,578
Net assets value, offering and redemption price per share	$22.03
(1)Cost of Investments	$442,508,960

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Period December 22, 2010 (Inception) to November 30, 2011

INVESTMENT INCOME:
Interest	$36,575,464
Total Investment Income	36,575,464

EXPENSES:
Investment advisory fees	4,173,374
Administration fees	627,653
Interest on reverse repurchase agreements	800,373
Custodian fees	82,158
Audit fees	67,616
Printing fees	50,139
Legal fees	80,000
Trustee fees	61,842
Transfer agent fees	18,501
Insurance fees	31,088
Other	40,260
Total Expenses	6,033,004
Net Investment Income	30,542,460

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(5,394,907)
Securities sold short	17,416
Credit default swap contracts	(361,111)
Foreign currency transactions	2,684,392
Net realized loss	(3,054,210)
Change in unrealized appreciation/(depreciation) on:	(27,168,604)
Investments	(27,414,036)
Credit default swap contracts	(465,175)
Translation of assets and liabilities denominated in foreign currencies	245,432
Net change	(27,633,779)
Net Realized and Unrealized Loss on Investments	(30,687,989)
Net Decrease in Net Assets Resulting from Operations	$(145,529)

See Notes to Financial Statements.

Annual Report | November 30, 2011	17

Stone Harbor Emerging Markets Income Fund	Statement of Changes in Net Assets

For the Period December 22, 2010 (Inception) to November 30, 2011

OPERATIONS:
Net investment income	$30,542,460
Net realized gain/(loss) on investments:
Investments	(5,394,907)
Securities sold short	17,416
Credit default swap contracts	(361,111)
Foreign currency transactions	2,684,392
Net change in unrealized appreciation/(depreciation) on investments, credit default swaps and translation of assets and liabilities denominated in foreign currencies	(27,633,779)
Net decrease in net assets resulting from operations	(145,529)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(27,759,544)
Net decrease in net assets from distributions to shareholders	(27,759,544)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs of $765,000	364,522,500
Net asset value of common shares issued to stockholders from reinvestment of dividends	5,950,747
Net increase in net assets from capital share transactions	370,473,247

Net Increase in Net Assets	342,568,174

NET ASSETS:
Beginning of period	100,000
End of period (including undistributed net investment loss of ($182,366)	$342,668,174

OTHER INFORMATION:
Share Transactions:
Beginning shares	4,188
Shares issued in connection with initial public offering	15,300,000
Shares issued as reinvestment of dividends	253,390
Shares outstanding -end of period	15,557,578

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Period December 22, 2010 (Inception) to November 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(145,529)
Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(1,059,746,251)
Proceeds from disposition of investment securities	627,712,990
Net purchases of short term investment securities	(19,093,736)
Net payments on credit default swap contracts	(736,111)
Proceeds from securities sold short transactions	(5,500,000)
Cover securities sold short transactions	5,517,416
Premium amortization	1,672,075
Discount accretion	(6,322,665)
Net realized (gain)/loss on:
Investments	5,394,907
Securities sold short	(17,416)
Credit default swap contracts	361,111
Net change in unrealized appreciation/(depreciation) on:
Investments	27,414,036
Credit default swap contracts	465,175
Translation of assets and liabilities denominated in foreign currencies	(357,439)
Increase in receivable from broker	(1,180,000)
Increase in interest receivable	(11,296,995)
Increase in prepaid and other assets	(1,907)
Increase in payable to advisor	354,241
Increase in payable to administrator	53,621
Increase in payable for trustee fees	15,591
Increase in other payables	160,376
Increase in interest due on reverse repurchase agreements	207,550
Net Cash Used in Operating Activities	(435,068,960)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from reverse repurchase agreements	370,882,209
Cash payments made on reverse repurchase agreements	(277,793,694)
Proceeds from sale of shares	365,287,500
Offering costs paid for sale of shares	(765,000)
Cash distributions paid	(21,808,797)
Net Cash Provided by Financing Activities	435,802,218

Effect of exchange rates on cash	(10,723)

Net increase in cash	722,535
Cash and foreign currency, beginning of period	$100,000
Cash and foreign currency, end of period	$822,535

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$592,823
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of :	$5,950,747

See Notes to Financial Statements.

Annual Report | November 30, 2011	19

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the period presented

	For the Period December 22, 2010 (Inception) to November 30, 2011

Net asset value - beginning of period	$23.88
Income/(loss) from investment operations:
Net investment income	1.99	(1)
Net realized and unrealized loss on investments	(1.99)
Total income/(loss) from investment operations	–

Less distributions to common shareholders:
From net investment income	(1.80)
Total distributions	(1.80)

Capital share transactions:
Common share offering costs charged to paid-in capital	(0.05)
Total capital share transactions	(0.05)
Net Decrease in Net Asset Value	(1.85)
Net asset value - end of period	$22.03
Market price - end of period	$22.38

Total Return - Net Asset Value(2)	(0.47%)
Total Return - Market Price(2)	(3.41%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$342,668
Ratio of expenses to average net assets	1.76%	(3)
Ratio of net investment income to average net assets	8.90%	(3)
Ratio of expenses to average managed assets(4)	1.45%	(3)
Portfolio turnover rate	157%

(1)	Calculated using average shares.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Annualized.
(4)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners (the “Adviser”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2	–

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3	–

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Annual Report | November 30, 2011	21

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

The following is a summary of the Fund’s investment and financial instruments based on the three tier hierarchy as of November 30, 2011:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$186,763,184	$–	$186,763,184
Bank Loans	–	1,811,765	10,939,500	12,751,265
Corporate Bonds	–	106,213,304	–	106,213,304
Participation Notes	–	12,611,257	–	12,611,257
Credit Linked Notes	–	70,759,026	–	70,759,026
Common Stocks	6,903,152	–	–	6,903,152
Short Term Investments	19,093,736	–	–	19,093,736
Total	$25,996,888	$378,158,536	$10,939,500	$415,094,924

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$370,647	$–	$370,647
Liabilities
Forward Foreign Currency Contracts	–	(2,485)	–	(2,485)
Credit Default Swap Contracts	–	(465,175)	–	(465,175)
Total	$–	$(97,013)	$–	$(97,013)

*	For detailed Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers in or out of Levels 1 and 2 during the period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of November 30, 2010	Accrued Discount/ Premium	Realized Gain/(Loss)*	Change in Unrealized Depreciation*	Net Purchases	Transfer in and/or (out) of Level 3	Balance as of November 30, 2011	Net Change in Unrealized Depreciation Included in the Statement of Operations Attributable to Level 3 Investments Still Held at November 30, 2011
Bank Loans	$–	$883,171	$–	$(1,930,500)	$11,986,829	$–	$10,939,500	$(1,930,500)
Total	$–	$883,171	$–	$(1,930,500)	$11,986,829	$–	$10,939,500	$(1,930,500)

*	Realized gain/(loss) and change in unrealized depreciation are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p. m. Eastern time).

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed - upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements. For the period ended November 30, 2011, the average amount of reverse repurchase agreements outstanding was $78,658,207 at a weighted average interest rate of 0.62%.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the make value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Annual Report | November 30, 2011	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The Following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2011:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$ 370,647	Unrealized depreciation on forward currency contracts	$(2,485)
Credit Contracts	N/A	–	Unrealized depreciation on credit default swap contracts	(465,175)
Total		$ 370,647		$(467,660)

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2011:

Derivative Risk Exposure	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gain/(loss) on: Foreign currency transactions/Change in unrealized appreciation/(depreciation) on: Translation of assets and liabilities denominated in foreign currencies	$ 2,817,725	$ 368,162
Credit Contracts	Net realized gain/(loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) of: Credit default swap contracts	(361,111)	(465,175)
Total		$ 2,456,614	$ (97,013)

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because credit linked notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

(g) Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

(i) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

(j) Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to common shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Annual Report | November 30, 2011	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

(k) Classifications of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Fund during the period ended November 30, 2011 was as follows:

Ordinary Income	$27,759,544
Total	$27,759,544

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 263,067
Unrealized Appreciation/(Depreciation)	(27,908,628)
Cumulative Effect of Other Timing Difference*	(259,512)
Total	$ (27,905,073)

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts and credit default swap adjustments.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended November 30, 2011, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Paid-in Capital	$–
Undistributed Net Investment Income	$(2,965,282)
Accumulated Net Realized Loss	$2,965,282

(l) Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the period ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund’s federal and state income and federal excise tax returns for all tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, therefore the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2011

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

2. MANAGEMENT FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEE

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee, or affiliate of Stone Harbor or ALPS, a fee of $5,000 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

3. SECURITIES TRANSACTIONS

During the period ended November 30, 2011, there were purchase and sale transactions (excluding short term securities) of $1,075,845,685 and $651,686,144, respectively.

On November 30, 2011, based on cost of $442,783,809 for federal income tax purposes, aggregate gross unrealized gains for all securities in which there is an excess of value over tax cost was $2,350,809 and aggregate gross unrealized losses for all securities in which there is an excess of tax cost over value was $(30,039,694), resulting in a net unrealized loss of $(27,688,885).

4. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

5. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Annual Report | November 30, 2011	27

Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
November 30, 2011 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Mellon Investor Services LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan;however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information
November 30, 2011 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund is available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Annual Report | November 30, 2011	29

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2011 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott Age: 69	Chairman of Audit Committee; Trustee/Nominee	Trustee: Since 2010 Term Expires: 2012	Columbia University Graduate School of Business— Associate Professor, 2000-Present; Consultant, 1991-Present.	5	Stone Harbor Investment Funds, Grosvenor Registered Multi- Strategy Fund, Excelsior Multi- Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II	Significant experience on Board of Trustees of the Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Heath B. McLendon Age: 78	Trustee	Trustee: Since 2010 Term Expires: 2013	Citigroup— Chairman of Equity Research Oversight Committee (retired December 31, 2006).	5	Stone Harbor Investment Funds	Significant experience on Board of Trustees of the Fund and/or other business organizations; executive experience in the mutual fund industry.
Patrick Sheehan Age: 64	Trustee	Trustee: Since 2010 Term Expires: 2014	Retired; formerly, Citigroup Asset Management— Managing Director and Fixed Income Portfolio Manager, 1991-2002.	5	Stone Harbor Investment Funds	Significant experience on Board of Trustees of the Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.
INTERESTED TRUSTEE
Name, Age and Address	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas W. Brock* Age: 64	Chairman; Trustee/Nominee	Trustee: Since 2010 Term Expires: 2012	Stone Harbor Investment Partners LP— Chief Executive Officer, 2006- Present; Columbia University Graduate School of Business— Adjunct Professor, 1998-2006.	5	Stone Harbor Investment Funds; Liberty All Star Funds— two closed-end funds.	Significant experience on Board of Trustees of the Fund and/or other business organizations; continuing experience as Chief Executive Officer of Stone Harbor Investment Partners LP; other financial and academic experience.

(1)	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 80.
(2)

For purposes of this table, the Stone Harbor Fund Complex includes the Stone Harbor Emerging Markets Income Fund (the “Fund”) and all of the Stone Harbor Investment Funds, which share an investment adviser with the Fund.

* Mr.	Brock is an interested Trustee because of his position with Stone Harbor.

30	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2011 (Unaudited)

OFFICERS

Name & Age	Position with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Peter J. Wilby Age: 53	President	Since November 2010	Co-portfolio manager of the Funds; since April 3, 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 3, 2006, Chief Investment Officer – North American Fixed Income; joined Citigroup or its predecessor firms in 1989.	N/A
Pablo Cisilino Age: 44	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since July 1, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; from June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.	N/A
James E. Craige Age: 44	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Manager of Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.	N/A
Thomas K. Flanagan Age: 58	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since April 3, 2006, Senior Portfolio Managerof Stone Harbor Investment Partners LP; prior to April 3, 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	N/A
David Oliver Age: 52	Executive Vice President	Since November 2010	Co-portfolio manager of Emerging Markets Debt Fund; since June 1, 2008 Senior Portfolio Manager of Stone Harbor, from 1986 to June 1, 2008 Managing Director in Emerging Market sales and trading Citigroup.	N/A
Jeffrey S. Scott Age: 52	Chief Compliance Officer	Since November 2010	Since April 3, 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

Annual Report | November 30, 2011	31

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2011 (Unaudited)

OFFICERS (continued)

Name & Age	Position with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
James J. Dooley Age: 56	Treasurer	Since November 2010	Since April 3, 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director,Global Operations & Application Development, AIG Global Investment Group;from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.	N/A
Adam J. Shapiro Age: 48	Secretary; Anti-Money Laundering Officer	Since November 2010	Since April 3, 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.	N/A
Patrick D. Buchanan Age: 39	Assistant Treasurer	Since November 2010	Since October 15, 2007, Senior Fund Controller for ALPS Fund Services, Inc.; from February 2005 to October 2007, Director of Accounting for Madison Capital Management LLC; from August 2003 to February, 2005, Manager of Fund Accounting for Janus Capital Group	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

32	www.shiplpcef.com

INVESTMENT ADVISER
Stone Harbor Investment Partners LP
31 W. 52nd Street 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT & CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286

LEGAL COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, Colorado 80202

Item 2.  Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan Brott as the registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4. Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period December 22, 2010 (inception) through November 30, 2011 were $62,500.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal period December 22, 2010 (inception) through November 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $11,000.

(c)

Tax Fees: The aggregate fees billed for the fiscal period December 22, 2010 (inception) through November 30, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,505.

(d)

All Other Fees: The aggregate fees billed for the fiscal period December 22, 2010 (inception) through November 30, 2011 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period December 22, 2010 (inception) through November 30, 2011 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan Brott, Chairman

Heath McLendon

Patrick Sheehan

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: February 6, 2012

Name	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter J. Wilby	President and Chief Executive Officer	Since 2010	Co-portfolio manager of Fund; Since April 2006, Chief Investment Officer of Stone Harbor; Prior to April 2006, Chief Investment Officer—North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989. 30 years of industry experience.

Pablo Cisilino	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since July 2006, Portfolio Manager of Stone Harbor; From June 1, 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994. 21 years of industry experience.

James E. Craige	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992. 21 years of industry experience.

Thomas K. Flanagan	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991. 32 years of industry experience.

David A. Oliver	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since June 2008, Portfolio Manager of Stone Harbor; Prior to June 2008, Managing Director in emerging market sales and trading at Citigroup; Joined Citigroup in 1986. 23 years of industry experience.

Christopher M. Wilder	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since June 2010, Portfolio Manager of Stone Harbor; From May 2008 to May 2010, served as manager of an emerging market corporate debt and private equity fund at Autonomy Capital Group; Prior to May 2008, head of the Emerging Markets Corporate Credit Trading and Special Situations Group at Deutsche Bank; Joined Deutsche Bank in 1997. 15 years of industry experience.

David Scott	Executive Vice President	Since 2010	Co-Portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

David Griffiths	Executive Vice President	Since 2010	Co-Portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.

(a)(2) As of November 30, 2011, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts		Total Assets	# of Accounts		Total Assets
Peter J. Wilby, CFA	11	$4,201,184,202	19	(1)	$9,516,040,411	84	(3)	$23,062,154,476

James E. Craige, CFA	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

Thomas K. Flanagan, CFA	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

Pablo Cisilino	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

David A. Oliver, CFA	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

Christopher M. Wilder, CFA	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

David Scott	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

David Griffiths	8	$3,329,621,348	13	(2)	$8,523,532,521	63	(4)	$17,873,275,588

(1)

One pooled investment vehicle contains an account (market value $209,456,975) that is subject to a performance-based advisory fee. Two accounts are also subject to a performance-based advisory fee with a total market value of $706,472,581.

(2)

One pooled investment vehicle contains a portion of one account (market value $88,517,332) that is subject to a performance-based advisory fee. Two accounts are also subject to a performance-based advisory fee with a total market value of $706,472,581.

(3)	Four accounts are subject to a performance-based advisory fee with a total market value of $1,343,838,986.
(4)	Three accounts are subject to a performance-based advisory fee with a total market value of $1,067,064,399.

Potential Conflicts of Interest

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager, which may directly or indirectly affect the portfolio manager’s compensation, for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, including assets attributable to any Borrowings and/or to any Preferred Shares, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

(a)(3) Portfolio Manager Compensation as of November 30, 2011.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Bond Index, the J.P. Morgan EMBI Global Diversified Bond Index and the J.P. Morgan Corporate Emerging Markets Bond Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2011.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby, CFA	Over $1,000,000
James E. Craige, CFA	$500,001 - $1,000,000
Thomas K. Flanagan, CFA	$100,001 - $500,000
Pablo Cisilino	$100,001 - $500,000
David A. Oliver, CFA	$100,001 - $500,000
Christopher M. Wilder, CFA	$0
David Scott	$0
David Griffiths	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 6, 2012

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	February 6, 2012